SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

IPSCO INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada	0-19661	98-0077354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 810-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     Pursuant to Regulation FD, information is being attached as an exhibit to this Current Report with respect to a presentation to be made by IPSCO, which provides an overview of IPSCO’s proposed merger with NS Group, Inc. (“NS Group”). This presentation will be available via the Internet though the Company’s website at www.ipsco.com.

     The information in the Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

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FORWARD-LOOKING STATEMENTS

     Information contained in this document and the exhibit hereto, other than historical information, may be considered forward-looking. Forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these terms or other comparable words, or by discussions of strategy, plans or intentions. Forward-looking information reflects management’s current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: general economic conditions; changes in financial markets; political conditions and developments, including conflict in the Middle East and the war on terrorism; changes in the supply and demand for steel and our specific steel products; the level of demand outside of North America for steel and steel products; equipment performance at our manufacturing facilities; the occurrence of any material lawsuits; the availability of capital; our ability to properly and efficiently staff our manufacturing facilities; domestic and international competitive factors, including the level of steel imports into the Canadian and U.S. markets; economic conditions in steel exporting nations; trade sanction activities and the enforcement of trade sanction remedies; supply and demand for scrap steel and iron, alloys and other raw materials; supply, demand and pricing for the electricity and natural gas that we use; changes in environmental and other regulations, including regulations arising from the Canadian Parliament’s ratification of the Kyoto Protocol, and the magnitude of future environmental expenditures; inherent uncertainties in the development and performance of new or modified equipment or technologies; North American interest rates; exchange rates; a significant change in the timing of, or the imposition of any government conditions to, the closing of the proposed merger with NS Group; and the extent and timing of our ability to obtain revenue enhancements and cost savings following the proposed merger with NS Group. This list is not exhaustive of the factors which may impact our forward-looking statements. These and other factors should be considered carefully and users should not place undue reliance on our forward-looking statements. As a result of the foregoing and other factors, no assurance can be given as to any such future results, levels of activity or achievements and neither we nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements. We undertake no obligation to update forward-looking statements contained in this presentation. Additional factors that may affect the future results of IPSCO and NS Group are set forth in their respective filings with the Securities and Exchange Commission, which are available at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation Slides

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO INC.

Date:	September 11, 2006	By:	/s/ Leslie T. Lederer

			Name:	Leslie T. Lederer
			Title:	Vice President, General Counsel & Corporate Secretary